UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   October 24, 2006


                           ART TECHNOLOGY GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                000-26679               04-3141918
 (State or Other Jurisdiction     (Commission            (IRS Employer
       of Incorporation)          File Number)         Identification No.)


One Main Street, Cambridge, Massachusetts                       02142
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:      (617) 386-1000

25 First Street, Cambridge, Massachusetts, 02141
(Former Name or Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition.

     Today we issued a press release announcing our results of operations for the quarter ended September 30, 2006. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

     The information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statement and Exhibits.

       (d) Exhibits.

     Number      Title
     ------      -----

      99.1       Press release dated October 24, 2006.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ART TECHNOLOGY GROUP, INC.



Date: October 24, 2006                 By: /s/ Julie M.B. Bradley
                                           -------------------------------------
                                           Julie M.B. Bradley
                                           Senior Vice President and Chief
                                           Financial Officer



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


                                  EXHIBIT INDEX

     Number      Title
     ------      -----

      99.1       Press release dated October 24, 2006.



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